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                                                            EXHIBIT NO. 99.B7(a)

                               CUSTODIAN AGREEMENT

         This Agreement between each of the investment companies (including the series or portfolios thereof) listed on Exhibit A hereto, as amended from time to time, each a business trust organized and existing under the laws of The Commonwealth of Massachusetts, unless indicated otherwise on Exhibit A hereto, with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 (each, a "Trust"), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"). This Agreement shall take effect on July 2, 2001.

                                   WITNESSETH:

         WHEREAS, each Trust is engaged in business as an investment company and is registered under the 1940 Act, and may consist of multiple investment portfolios or series as set forth on Exhibit A (such series, together with all other series subsequently established by a Trust and made subject to this Agreement in accordance with Section 15, being referred to herein as the "Portfolio(s)"); and

         WHEREAS, certain Trusts may have retained CHASE MANHATTAN BANK, N.A. ("CHASE") to act as the Trust's custodian with respect to the assets of certain Portfolios (the "Chase Portfolios") to be held outside of the United States of America (as set forth on Exhibit A), and certain Trusts retain, pursuant to this Agreement, the Custodian to act as the Trust's custodian with respect to the assets of certain Portfolios (the "State Street Portfolios") to be held outside of the United States of America (as set forth on Exhibit A);

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

"1940 Act" means the Investment Company Act of 1940, as amended.

A "Bearer Security" means a security which is not registered on the books of the owner and which is payable, therefore, to the holder.

"Board" means the Board of Trustees/Managers of the applicable Trust.

"Certified Resolution" means a resolution of the Board signed by an officer of a Trust and certified by the Secretary or an Assistant Secretary thereof.

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure (including any Eligible Securities Depositories operating in

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the country); prevailing or developing custody and settlement practices; and
laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Direct Paper" means commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent.

"Direct Paper System" means the Direct Paper system of State Street Bank and Trust Company.

"Direct Paper System Account" is the Custodian's Direct Paper System account.

"Domestic Securities" means the securities a Trust desires to be held within the United States.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5 of the 1940 Act, as amended; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in Section (b)(1) of Rule 17f-7 of the 1940 Act.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Foreign Assets" means any of the State Street Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the State Street Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5, as amended.

"Foreign Securities" means those securities a Trust desires to be held outside the United States which are (i) not held by the Chase Portfolios, and (ii) described with greater particularity in Section 4 hereof.

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian designated in Schedule A hereto.

"Institutional Clients" means U.S. registered investment companies, or major, U.S.-based commercial banks, insurance companies, pension funds or substantially similar financial institutions which as a part of their ordinary business operations, purchase or sell securities and make use of non-U.S. custodial services.

"NASD" means The National Association of Securities Dealers, Inc.

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"Portfolio Account(s)" means a bank account or accounts in the United States in the name of each Portfolio of a Trust.

"Prospectus" means the current prospectus and statement of additional information of a Trust related to the Portfolio.

A "Registered Security" means a security, the ownership of which is reflected on the books of the issuer maintained for such purpose.

"SEC" means the United States Securities and Exchange Commission.

"Shares" means new or treasury shares of beneficial interest into which the beneficial interest shall be divided from time to time of each Trust representing interests in the Portfolios.

"Transfer Agent" means the transfer agent for a Trust.

"United States" or "U.S." means the United States of America.

"U.S. Securities System" means a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury.

"U.S. Securities System Account" means an account of the Custodian in the U.S. Securities System.

SECTION 2. EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

         Each Trust hereby employs the Custodian as the custodian of certain of the assets of the Portfolios of the Trust, including Domestic Securities and Foreign Securities (except those Foreign Securities held by Chase). Each Trust agrees to deliver or cause to be delivered to the Custodian all Domestic Securities, Foreign Securities (except those Foreign Securities held by Chase) and cash owned by it from time to time, and all payments of income, payments of principal or capital distributions received by it with respect to securities held by the Custodian hereunder, and the cash consideration received by it for such Shares as may be issued or sold from time to time. The Custodian shall not be responsible for any property of any Portfolio held or received by such Portfolio (i) not delivered to the Custodian, or (ii) with respect to the Chase Portfolios, held in the custody of Chase.

         Upon receipt of "Proper Instructions" (as such term is defined in Section 7 hereof), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the United States, provided that the Custodian shall have no more or less responsibility or liability to the applicable Trust on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for a Trust's Foreign Securities on behalf of the State

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Street Portfolio(s) the Eligible Foreign Custodians and Eligible Securities
Depositories designated in Schedules A and B hereto but only in accordance with the applicable provisions of Sections 4 and 5 hereof.

SECTION 3. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE TRUSTS HELD
           BY THE CUSTODIAN IN THE UNITED STATES

         SECTION 3.1 HOLDING SECURITIES. The Custodian shall hold and segregate for the account of each Portfolio all non-cash property to be held by it in the United States, including all Domestic Securities owned by such Portfolio other than (a) securities which are maintained pursuant to Section 3.9 in a U.S. Securities System and (b) Direct Paper which is deposited and/or maintained in the Direct Paper System pursuant to Section 3.10. The Custodian shall maintain records of all receipts, deliveries and locations of such securities, together with a current inventory thereof.

         SECTION 3.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver Domestic Securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian or in the Direct Paper System Account only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

         2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

         3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 3.9 hereof;

         4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

         5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

         6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 3.8 or into the name or nominee name of any sub-custodian appointed pursuant to
                  Section 2; or for exchange for a different number of securities, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

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         7)       Upon the sale of such securities for the account of the
                  Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that the Custodian shall have taken reasonable steps to ensure prompt collection of the payment for, or the return of, such securities by the broker or its clearing agent; and provided, further, that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

         8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Trust on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities or an irrevocable letter of credit, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

         11) For delivery as security in connection with any borrowing by the Trust on behalf of the Portfolio requiring a pledge of assets by the Trust on behalf of the Portfolio, but only against receipt of amounts borrowed;

         12) For delivery in accordance with the provisions of any agreement among the Trust on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of NASD, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Trust;

         13) For delivery in accordance with the provisions of any agreement among the Trust on behalf of the Portfolio, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the

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                  rules of the Commodity Futures Trading Commission and/or any
                  Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Trust;

         14) Upon receipt of instructions from the Transfer Agent for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the Prospectus, in satisfaction of requests by holders of Shares for repurchase or redemption or in liquidation of Portfolio assets; and

         15) For any other purpose, but only upon receipt of Proper Instructions from the Trust on behalf of the applicable Portfolio specifying the securities to be delivered and the person or persons to whom such delivery shall be made.

         SECTION 3.3 REGISTRATION OF SECURITIES. Domestic Securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Trust on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the Trust has authorized by Proper Instructions the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 3.8 or in the name or nominee name of any sub-custodian appointed pursuant to Section 2. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Custodian is instructed by the Trust in writing to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Trust on such securities and to notify the Trust on a best efforts basis only of corporate actions applying to such securities, including, without limitation, pendency of calls, maturities, tender or exchange offers.

         SECTION 3.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate Portfolio Account or Accounts in the United States in the name of each Portfolio of the Trust, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act. Monies held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act. Such monies shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

         SECTION 3.5 COLLECTION OF INCOME. Subject to the provisions of Section 3.3, the Custodian shall collect and deposit in the Portfolio's Account on a timely basis all income and other payments with respect to registered Domestic Securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall

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collect and deposit in the Portfolio's Account on a timely basis all income and other payments with respect to bearer Domestic Securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's Account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest and other payments when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 3.2 (10) hereof shall be the responsibility of the Trust; the Custodian, in its capacity as Custodian, will have no duty or responsibility in connection therewith, other than to provide the Trust with such information or data as may be necessary to assist the Trust in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

         SECTION 3.6 PAYMENT OF TRUST MONIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

         1) Upon the purchase of Domestic Securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 3.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 3.9 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 3.10; or (d) in the case of repurchase agreements entered into between the Trust on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio;

         2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 3.2 hereof;

         3) Upon the purchase of Domestic Securities and prior to receipt of such securities, but only as set forth in written Proper Instructions, provided that such Proper

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                  Instructions shall also set forth (i) the purpose for which such payment is made, and (ii) the person(s) to whom such payment is made;

         4) For the redemption or repurchase of Shares issued as set forth in Section 6 hereof;

         5) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, distribution, auditing, administration, accounting, transfer agent and legal fees, and operating expenses of the Trust whether or not such expenses are to be in whole or part capitalized, accrued or treated as deferred expenses;

         6) For the payment of any dividends on Shares declared pursuant to the governing documents of the Trust;

         7) For payment of the amount of dividends received in respect of securities sold short;

         8) In connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         9) In connection with the borrowing or lending of Domestic Securities; and

         10) For any other purpose, but only upon receipt of Proper Instructions from the Trust on behalf of the Portfolio specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         SECTION 3.7 LIABILITY FOR PAYMENT IN ADVANCE OF RECEIPT OF SECURITIES PURCHASED. In any and every case where payment for purchase of Domestic Securities for the account of a Portfolio is made by the Custodian in advance of receipt of the securities purchased in the absence of Proper Instructions from the Trust on behalf of such Portfolio to so pay in advance, the Custodian shall be absolutely liable to the Trust for such securities to the same extent as if the securities had been received by the Custodian except that in the case of repurchase agreements entered into by the Trust on behalf of a Portfolio with a bank which is a member of the Federal Reserve System, the Custodian may transfer funds to the account of such bank prior to the receipt of written evidence that the securities subject to such repurchase agreement have been transferred by book-entry into a segregated non-proprietary account of the Custodian maintained with the Federal Reserve Bank of Boston or of the safekeeping receipt, provided that such securities have in fact been so transferred by book-entry.

         SECTION 3.8 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 3 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities

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hereunder and the Custodian shall be liable for the acts or omissions of such agents to the same extent as if such acts or omissions were performed by the Custodian itself.

         SECTION 3.9 DEPOSIT OF TRUST ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

         1) The Custodian may keep securities of the Portfolio in a U.S. Securities System provided that such securities are credited to a U.S. Securities System Account, which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

         3) The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Trust at its request. Upon request, the Custodian shall furnish the Trust on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice, and shall, on the next succeeding business day, furnish to the Trust on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

         4) The Custodian shall provide the Trust, upon request, with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

         5) The Custodian shall not act on behalf of the Portfolio under this Section 3.9 in the absence of a certificate of the Trust's Secretary or Assistant Secretary indicating the Board's approval of the initial use of a particular Securities System by such Portfolio; and

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         6)       Notwithstanding any provision in this Agreement to the
                  contrary, the Custodian shall be liable to the Trust for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Trust, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

         SECTION 3.10 TRUST ASSETS HELD IN THE CUSTODIAN'S DIRECT PAPER SYSTEM. The Custodian may deposit and/or maintain securities owned by a Portfolio in the Direct Paper System subject to the following provisions:

         1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Trust on behalf of the Portfolio;

         2) The Custodian may keep securities of the Portfolio in the Direct Paper System only if such securities are credited to the Direct Paper System Account, which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         3) The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Portfolio;

         4) The Custodian shall pay for securities purchased for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Portfolio;

         5) The Custodian shall furnish the Trust, upon request, on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall, on the next succeeding business day, furnish to the Trust on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Portfolio;

         6) The Custodian shall provide the Trust on behalf of the Portfolio with any report on its system of internal accounting control as the Trust may reasonably request from time to time; and

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         7)       The Custodian shall not with respect to a Portfolio act under this Section 3.10 in the absence of receipt of an initial certificate of the Trust's Secretary or an Assistant Secretary that the Board has approved the initial use of the Direct Paper System for such Portfolio.

         SECTION 3.11 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Sections 3.9 and 3.10 hereof, (i) in accordance with the provisions of any agreement among the Trust on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating liquid assets as permitted by the SEC in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the SEC relating to the maintenance of segregated accounts by registered investment companies and (iv) for any other purpose, but only in accordance with Proper Instructions from the Trust on behalf of the applicable Portfolio.

         SECTION 3.12 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

         SECTION 3.13 PROXIES. The Custodian shall, with respect to the Domestic Securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities received by the Custodian from, among other sources, publications and reporting services routinely used by the Custodian for that purpose. The Custodian shall not execute any such proxy to vote thereon, or take any other action with respect thereto, except as directed pursuant to Proper Instructions.

         SECTION 3.14 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. Subject to the provisions of Section 3.3, the Custodian shall transmit promptly to the Trust for each Portfolio written information with respect to materials received by the Custodian (including, without limitation, class action notices, pendency of calls and maturities of Domestic Securities and expirations of rights in connection therewith) from issuers of the securities being held for the account of the Portfolio or from publications or reporting services routinely used by the Custodian for that purpose and, with respect to tender or exchange offers, from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian by Proper Instructions prior to the deadline established by the Custodian in its reasonable discretion for receipt of such instructions and communicated to the Portfolio. Upon receipt of such Proper Instructions, the Custodian shall execute all tender offers, exchange offers or other similar transactions, provided that (i) the Custodian is in actual possession of such securities, (ii) the Custodian receives Proper Instructions with regard to the exercise of any tender, exchange or other similar transaction, and both (i) and (ii) occur prior to the deadline established by the Custodian and communicated to the Portfolio. If the Portfolio fails to provide the Custodian with timely instructions with respect to any tender offer, exchange offer or any other similar transaction, the Custodian shall take no action in relation to that transaction, except as otherwise agreed in writing by the Custodian and the Portfolio or as may be set forth by the Custodian as a default action with respect to that transaction.

SECTION 4. THE CUSTODIAN AS FOREIGN CUSTODY MANAGER OF THE STATE STREET
           PORTFOLIOS

         SECTION 4.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Trust, by resolution adopted by the Board, hereby delegates to the Custodian with respect to the State Street Portfolios, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 4 with respect to Foreign Assets of the State Street Portfolios held outside the United States, and the Custodian hereby accepts such delegation, as Foreign Custody Manager with respect to the State Street Portfolios.

         SECTION 4.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the State Street Portfolios, and only with respect to the countries and custody arrangements for each such country listed from time to time on Schedule A to this Agreement, which list of countries may be amended from time to time by the Trust with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the State Street Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 4.6 hereof.

         Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Trust on behalf of the State Street Portfolios of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the State Street Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Following the

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

receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a State Street Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the State Street Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the State Street Portfolios with respect to that country.

         The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Trust. Sixty days (or such longer period as the parties may agree to in writing reasonably and in good faith) after receipt of any such notice by the Trust, the Custodian shall have no further responsibility as Foreign Custody Manager to the Trust (or any Portfolio thereof) with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

SECTION 4.3 SCOPE OF DELEGATED RESPONSIBILITIES.

         4.3.1. Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 4, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation, the factors specified in Rule 17f-5(c)(1).

         4.3.2. Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the written contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

         4.3.3. Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the performance under the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 4.6 hereunder.

         SECTION 4.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 4, the Board shall be deemed to have considered and determined to accept such

Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the State Street Portfolios.

         SECTION 4.5 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF THE STATE STREET PORTFOLIOS. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

         SECTION 4.6 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the State Street Portfolios described in this Section 4 (including without limitation a change which may, in the Foreign Custody Manager's reasonable belief, cause the Eligible Foreign Custodian to no longer meet the requirements of Rule 17f-5) reasonably promptly following the occurrence of the material change.

         SECTION 4.7 REPRESENTATIONS WITH RESPECT TO RULE 17f-5. The Foreign Custody Manager represents to the Trust that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Trust represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the State Street Portfolios.

         SECTION 4.8  EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS
FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the State Street Portfolios shall be effective as of the date of execution of this Agreement and shall remain in effect until terminated with respect to any Trust (or any Portfolio thereof) at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty (60) days after receipt by the non-terminating party of such notice or, in the case of termination by the Foreign Custody Manager, such longer period as the parties may agree to in writing reasonably and in good faith. The provisions of Section 4.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the State Street Portfolios with respect to designated countries.

SECTION 4.9 ELIGIBLE SECURITIES DEPOSITORIES.

         4.9.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Trust (or its duly-authorized investment manager or investment advisor) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Trust (or its duly-authorized investment manager or investment advisor) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

         4.9.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 4.9.1.

SECTION 5. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE STATE STREET
           PORTFOLIOS HELD OUTSIDE OF THE UNITED STATES

         SECTION 5.1 HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the State Street Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold Foreign Securities for all of its customers, including the State Street Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to Foreign Securities of the State Street Portfolios which are maintained in such account shall identify those securities as belonging to the State Street Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         SECTION 5.2 FOREIGN SECURITIES SYSTEMS. Foreign Securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian or Sub-Custodians in such country pursuant to the terms of this Agreement.

SECTION 5.3 TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

         5.3.1. Delivery of Foreign Securities. The Custodian or a Foreign Sub-Custodian shall release and deliver Foreign Securities of the State Street Portfolios held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (1) upon the sale of such Foreign Securities for the State Street Portfolios in accordance with customary market practice generally accepted by Institutional Clients in the country where such foreign securities are held or traded, including, if applicable and without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System in accordance with the rules governing the operation of the Foreign Securities System;

         (2) in accordance with customary market practice generally accepted by Institutional Clients, in connection with any repurchase agreement related to Foreign Securities;

         (3) to the depository agent in connection with tender or other similar offers for Foreign Securities of the State Street Portfolios;

         (4) to the issuer thereof or its agent when such Foreign Securities are called, redeemed, retired or otherwise become payable provided that, in any such case, the cash or other consideration is to be delivered to a Foreign Sub-Custodian;

         (5) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of securities, certificates or other evidence representing the same aggregate face amount or number of units;

         (6) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with customary market practice generally accepted by Institutional Clients; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (7) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (8) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (9) for delivery as security in connection with any borrowing by the State Street Portfolios requiring a pledge of assets by such Portfolios;

         (10) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (11)     in connection with the lending of Foreign Securities;

         (12) upon receipt of instructions from the Transfer Agent for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the Prospectus, in satisfaction of requests by holders of Shares for repurchase or redemption or in liquidation of Portfolio assets; and

         (13) for any other purpose, but only upon receipt of Proper Instructions from the Trust on behalf of the applicable Portfolio specifying the securities to be delivered and the person or persons to whom such delivery shall be made.

         5.3.2. Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a State Street Portfolio in the following cases only:

         (1) upon the purchase of Foreign Securities for the State Street Portfolio in accordance with customary market practice generally accepted by Institutional Clients, including, if applicable and without limitation: (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such Foreign Securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (2) in connection with the conversion, exchange or surrender of Foreign Securities of the State Street Portfolio;

         (3) for the payment of any expense or liability of the State Street Portfolio, including but not limited to the following payments: interest, taxes, management, distribution, auditing, administration, accounting, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses of the Portfolio whether or not such expenses are to be in whole or in part capitalized, accrued or treated as deferred expenses;

         (4) for the purchase or sale of foreign exchange or foreign exchange contracts for the State Street Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

         (5) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (6)      in connection with the borrowing or lending of Foreign
                  Securities;

         (7) for the redemption or repurchase of shares issued as set forth in Section 6 hereof;

         (8) for the payment of any dividends on shares declared pursuant to the governing documents of the Trust;

         (9) for payment of the amount of dividends received in respect of securities sold short; and

         (10) for any other purpose, but only upon receipt of Proper Instructions from the Trust on behalf of the Portfolio specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         5.3.3. Market Conditions. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for securities received for the account of each applicable State Street Portfolio and delivery of securities maintained for the account of each such applicable Portfolio may be effected in accordance with the customary securities trading or securities processing practices and procedures generally accepted by Institutional Clients, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer, but in all cases subject to the standard of care set forth in Section 14 hereof.

         The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian, including without limitation information relating to Foreign Securities Systems, described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

         SECTION 5.4 REGISTRATION OF FOREIGN SECURITIES. The Foreign Securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable State Street Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Trust on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such Foreign Securities, absent such nominee's negligence or willful misconduct. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a State Street Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with customary market practice generally accepted by Institutional Clients.

         SECTION 5.5 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Trust cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts opened and maintained outside the United States on behalf of a State Street Portfolio with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the State Street Portfolio.

         SECTION 5.6 COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to timely collect all income and other payments with respect to the Foreign Assets held hereunder to which the State Street Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Trust and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

         SECTION 5.7 SHAREHOLDER RIGHTS. With respect to the Foreign Securities held pursuant to this Agreement, the Custodian will use reasonable commercial efforts, to facilitate the exercise of voting and other shareholder rights, in those markets in which such services are offered by the Custodian (as identified from time to time by the Custodian to the Trust), subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued.

         SECTION 5.8 COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Trust written information with respect to materials received by the Custodian via the Foreign Sub-Custodians (including, without limitation, pendency of calls and maturities of Foreign Securities and expirations of rights in connection therewith) from issuers of the Foreign Securities being held for the account of the State Street Portfolios or from publications or reporting services routinely used by the Custodian or Sub-Custodian for that purpose and, with respect to tender or exchange offers, from issuers of the Foreign Securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. If the Trust desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Trust shall notify the Custodian by Proper Instructions prior to the deadline established by the Custodian in its reasonable discretion for receipt of such instructions and communicated to the Trust. Upon receipt of such Proper Instructions, the Custodian or the respective Sub-Custodian shall execute all tender offers, exchange offers or any other similar transaction, provided that (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such Foreign Securities or property,
(ii) the Custodian receives Proper Instructions with regard to the exercise of any tender, exchange or other similar transaction, and both (i) and (ii) occur prior to the deadline for receipt of Proper Instructions established by the Custodian and communicated to the Trust. If the Trust fails to provide the Custodian with timely instructions with respect to any tender offer, exchange offer or any other similar transaction, the Custodian shall take no action in relation to that transaction, except as otherwise agreed in writing by the Custodian and the Trust or as may be set forth by the Custodian as a default action with respect to that transaction.

         SECTION 5.9 LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-

Custodian's performance of such obligations. At the Trust's election, the State Street Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the State Street Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

SECTION 5.10 TAX RECLAIMS.

         Subject to the provisions of this section, the Custodian shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits in respect of income payments on Portfolio assets that Custodian believes may be available. The provision of a tax reclamation service by the Custodian with respect to any Portfolio is conditional upon Custodian receiving from the Portfolio (or Trust on behalf of the Portfolio) (i) a declaration of its identity and place of residence and (ii) certain other documentation required for the Custodian to perform the reclamation service.

         The Custodian shall perform tax reclamation services only with respect to taxation levied by the revenue authorities of the countries advised by the Custodian to the Portfolios from time to time and may, by notification in writing, in its absolute discretion, supplement or amend the countries in which the tax reclamation services are offered. Other than as expressly provided in this section 5.10, Custodian shall have no responsibility with regard to a Portfolio's tax position or status in any jurisdiction.

         SECTION 5.11 ACCESS OF INDEPENDENT ACCOUNTANTS OF THE TRUST. Upon request of the Trust, the Custodian will use its best efforts to arrange for the independent accountants of the Trust to be afforded access to the books and records of any Foreign Sub-Custodian insofar as such books and records relate to the performance of such Foreign Sub-Custodian under its agreement with the Custodian or to the securities or assets of a State Street Portfolio held by such Foreign Sub-Custodian.

         SECTION 5.12 REPORTS. The Custodian will supply to the Trust, from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the State Street Portfolio(s) held by Foreign Sub-Custodians, including but not limited to an identification of entities having possession of the State Street Portfolio(s) securities and other assets and advices or notifications of any transfers of securities to or from each account maintained by a Foreign Sub-Custodian for the Custodian on behalf of the customers of the Custodian indicating, with respect to securities held for a State Street Portfolio, the entity having physical possession of such securities if such securities exist in physical form.

         SECTION 5.13 CONFLICT. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Section 4 hereof, in the event of any conflict between the provisions of Sections 4 and 5 hereof, the provisions of Section 4 shall prevail.

SECTION 6. PAYMENTS FOR SALES AND FOR REPURCHASES OR REDEMPTIONS OF SHARES

         The Custodian shall receive from the distributor for the Shares or from the Transfer Agent, and deposit into the Portfolio's Account such consideration as is received therefrom for Shares of that Portfolio issued or sold from time to time by the Trust. The Custodian will provide timely notification to the Trust on behalf of each such Portfolio and the Transfer Agent of any receipt by it of consideration for Shares of such Portfolio.

         From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make monies available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire monies to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Trust to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Trust and the Custodian.

SECTION 7. PROPER INSTRUCTIONS

         Proper Instructions as used throughout this Agreement means (i) a tested telex, (ii) a written (including, without limitation, facsimile transmission) request, direction, instruction or certification signed or initialed by or on behalf of the Trust by one or more person or persons as the Board shall have from time to time authorized (each an "Authorized Person");
(iii) a telephonic or other oral communication by one or more Authorized Persons; or (iv) a communication effected directly between an electro-mechanical or electronic device or system (including, without limitation, computers) by or on behalf of the Trust by one or more Authorized Persons; provided, however, that communications of the types described in clauses (iii) and (iv) above purporting to be given by an Authorized Person shall be considered Proper Instructions only if the Custodian reasonably believes such communications to have been given by an Authorized Person with respect to the transaction involved. Proper Instructions in the form of oral communications shall be confirmed by the Trust by tested facsimile or in writing in the manner set forth in clause (ii) above; each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 3.11 hereof.

SECTION 8. ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

         The Custodian may in its discretion, without express authority from the Trust on behalf of each applicable Portfolio:

         1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that (i) such payments will not be in excess of amounts agreed to in writing from time to time by the Custodian and the Trust, and (ii) all such payments shall be accounted for to the Trust on behalf of the Portfolio;

         2) surrender securities in temporary form for securities in definitive form;

         3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments received by the Custodian for the account of a Portfolio; and

         4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board.

SECTION 9. EVIDENCE OF AUTHORITY

         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the Trust. The Custodian may receive and accept a copy of a Certified Resolution as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

SECTION 10. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND
            CALCULATION OF NET ASSET VALUE AND NET INCOME

         The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Trust on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Prospectus and shall advise the Trust and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Trust to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus.

SECTION 11. RECORDS

         The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Trust under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. The Custodian shall keep such other books and records of each Portfolio as the Trust and the Custodian may agree from time to time. All such records shall be the property of the Trust and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Trust (including without limitation its independent certified public accountants) and employees and agents of the SEC. The Custodian shall, at the Trust's request, supply the Trust with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Trust and for such compensation as shall be agreed upon between the Trust and the Custodian, include certificate numbers in such tabulations.

SECTION 12. OPINION OF TRUST'S INDEPENDENT ACCOUNTANT

         The Custodian shall take all reasonable action, as the Trust on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Trust's independent accountants with respect to its activities hereunder in connection with the preparation of the Trust's applicable registration statement or amendments thereto, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.

SECTION 13. REPORTS TO TRUST BY INDEPENDENT PUBLIC ACCOUNTANTS

         The Custodian shall provide the Trust, on behalf of each of the Portfolios at such times as the Trust may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System, relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Trust to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 14. RESPONSIBILITY OF CUSTODIAN

         The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement and shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it hereunder if it has exercised such reasonable care, but shall be indemnified and held harmless by the Trust from and against any and all costs, reasonable expenses, claims, losses, damages, charges, reasonable counsel fees, payments and liabilities which may be asserted against the Custodian and shall be without liability to the Trust (i) in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement, (ii) for any action taken or omitted by it in good faith without negligence and (iii) except as may arise from the negligence or willful misconduct of the Custodian or a subcustodian or agent appointed by the Custodian, (a) in acting in accordance with any Proper Instruction, or (b) for any acts and omissions of CHASE. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Trust) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be without liability to the Trust and the Portfolios for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk, including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism.

         Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Trust for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by the Trust or the Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Trust, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any change to provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

         The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 5 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

         If the Trust on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Trust or the Portfolio being liable for the payment of money or incurring liability of some other form, the Trust on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

         If a Trust requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) and such advance is not made pursuant to any other agreement between the Trust and the Custodian, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Trust fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement, provided, however, that the interest of the Custodian created by this provision shall be a subordinate interest with respect to 95% of the gross assets of the applicable Portfolio to the extent that such interest would make such assets otherwise ineligible to cover such Portfolio's "senior security" positions within the meaning of the 1940 Act. Unless the Custodian determines in good faith that prompt action is required to avoid a risk of loss by the Custodian, prior to utilizing a Portfolio's available cash or disposing of its assets as contemplated by the preceding sentence, the Custodian shall notify the Trust and provide the Trust with an opportunity to pay amounts owed by the Portfolio to the Custodian.

         Promptly after receipt by the Custodian under this Section 14 of notice of commencement of any action, the Custodian will, if a claim in respect thereof is to be made against the Trust under this Section, notify the Trust of the commencement thereof; but the omission so to notify the Trust will not relieve it from any liability which it may have to the Custodian otherwise than under this Section. In case any such action is brought against the Custodian, and it notifies the Trust of the commencement thereof, the Trust will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof. After notice from the Trust of its intention to assume the defense of an action, the Custodian shall bear the expense of any additional counsel obtained by it, and the Trust shall not be liable to the Custodian under this Section for any legal or other expenses subsequently incurred by the Custodian in connection with the defense thereof, other than reasonable costs of investigation. The Custodian shall in no case confess any claim or make any compromise in any case in which the Trust is asked to indemnify the Custodian except with the Trust's prior written consent.

         In no event shall the Custodian be liable for indirect, special or consequential damages.

SECTION 15. WAIVERS AND AMENDMENTS

         No provisions of this Agreement may be waived or amended except by a statement in writing signed by the party against which enforcement of such waiver or amendment is sought; provided, however, that:

         (a) Exhibit A listing the Portfolios of each Trust for which the Custodian serves as custodian may be amended from time to time to add one or more series of Shares for one or more Trusts, by each such Trust's execution and delivery to the Custodian of an amended Exhibit A, and the execution of such amended Exhibit by the Custodian, in which case such amendment shall take effect upon execution thereof by the Custodian and such series of Shares shall become a Portfolio hereunder;

         (b) Exhibit A may be amended from time to time to delete one or more Portfolios (but less than all of the Portfolios) of one or more of the Trusts as provided in Section 16 below; and

         (c) One or more investment companies (each, a "New Trust") may become parties to the Agreement by (i) the New Trust's execution and delivery to the Custodian of (a) a letter agreeing to the provisions of this Agreement, and (ii) amended Exhibit A, and (ii) the execution of such letter and amended Exhibit A by the Custodian, in which case such amendment shall take effect upon execution by the Custodian and the New Trust shall be a party to this Agreement.

SECTION 16. EFFECTIVE PERIOD AND TERMINATION

         This Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto.

         This Agreement shall continue in full force and effect until the first to occur of: (a) termination by the Custodian by an instrument in writing delivered or mailed to the Trust, such termination to take effect not sooner than 60 days after the date of such delivery; (b) termination by the Trust by an instrument in writing delivered or mailed to the Custodian, such termination to take effect no sooner than 60 days after the date of such delivery; or (c) termination by the Trust by written notice delivered to the Custodian, based upon such Trust's determination that there is a reasonable basis to conclude that the Custodian is insolvent or that the financial condition of the Custodian is deteriorating in any material respect, in which case termination shall take effect upon the Custodian's receipt of such notice or at such later time as such Trust shall designate. In the event of termination pursuant to this Section by any Trust (a "Terminating Trust"), each Terminating Trust shall make payment of all accrued fees and unreimbursed expenses with respect to such Terminating Trust within a reasonable time following termination and delivery of a statement to the Terminating Trust setting forth such fees and expenses. The termination of a Trust pursuant to this Section shall constitute a termination of this Agreement only with respect to such Trust and shall not affect the obligations of the Custodian and the other Trusts set forth in Exhibit A, as amended from time to time.

         This Agreement may be terminated as to one or more of a Trust's Portfolios (but less than all of its Portfolios) by delivery of Proper Instructions and amended Exhibit A deleting such Portfolios, in which case termination as to such deleted Portfolios shall take effect 60 days after the date of the Custodian's receipt thereof. The delivery of such Proper Instructions and amended Exhibit which delete one or more Portfolios shall constitute a termination of this Agreement only with respect to such deleted Portfolio(s) and shall not affect the obligations of the Custodian and the Trust hereunder with respect to the other Portfolios set forth on Exhibit A, as amended from time to time.

         The Trust shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the Trust's Declaration of Trust.

SECTION 17. SUCCESSOR CUSTODIAN.

         The Trust on behalf of one or more of the Portfolios may at any time substitute another bank or trust company for the Custodian upon 30 days' written notice to the Custodian. If a successor custodian for the assets of one or more Portfolios shall be appointed by the Board, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities, monies and other properties of each applicable Portfolio then held by it hereunder and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System and the records described in Section 11 hereof

         If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a Certified Resolution, deliver at the office of the Custodian and transfer such securities, Trusts and other properties in accordance with such resolution.

         In the event that no written order designating a successor custodian or Certified Resolution shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, monies and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System and the records described in Section 11 hereof. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

         In the event that securities, monies and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Trust to procure the Certified Resolution to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, monies and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 18. GENERAL

         SECTION 18.1 COMPENSATION OF CUSTODIAN. The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Trust on behalf of each applicable Portfolio and the Custodian.

         SECTION 18.2 MASSACHUSETTS LAW TO APPLY. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

         SECTION 18.3 INTERPRETIVE AND ADDITIONAL PROVISIONS. In connection with the operation of this Agreement, the Custodian and the Trust on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Trust's Declaration of Trust. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

         All references herein to "Trust" mean each of the investment companies severally and not jointly listed on Exhibit A hereto, as amended from time to time, and shall also include, when such Trust shall have multiple Portfolios, the Trust acting on behalf of each such Portfolio severally and not jointly; all references herein to "Portfolio" or "Portfolios" mean, in the case of a Trust without multiple Portfolios, the Trust or the assets of the Trust, as the case may be.

         SECTION 18.4 PRIOR AGREEMENTS. This Agreement supersedes and terminates, as of the date hereof, all prior Agreements between the Trust on behalf of each of the Portfolios and the Custodian relating to the custody of the Trust's assets.

         SECTION 18.5 ASSIGNMENT. This Agreement may not be assigned by the Custodian without the written consent of the Board of the Trust, except that the Custodian may assign its rights and obligations hereunder to a party controlling, controlled by, or under common control with the Custodian. This Agreement may not be assigned by the Trust without the written consent of the Custodian.

         SECTION 18.6 NOTICES. Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telecopy, electronic mail, or transmission via generally accepted electronic securities or trade delivery networks to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

         To the Trust:       *[TRUST NAME]
                             c/o Massachusetts Financial Services Company
                             500 Boylston Street
                             Boston, Massachusetts 02116
                             Attention: Treasurer of the MFS Funds
                             Telephone: 617-954-5000
                             Telecopy: 617-954-6775

         To the Custodian:   STATE STREET BANK AND TRUST COMPANY
                             Lafayette Corporate Center,
                             2 Avenue de Lafayette
                             Boston, Massachusetts 02111
                             Attention: Marian L. (Molly) Stone
                             Telephone: 617-662-2625
                             Telecopy: 617-662-2761

         Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, and, in the case of telecopy, electronic mail, or transmission via generally accepted electronic securities systems or trade delivery networks (collectively, "Electronic Means"), immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence; provided, however, that in the event the sender receives an automatic return message by Electronic Means that the notice, instruction or other instrument sent by Electronic Means has not in fact been received, such notice, instruction or other instrument shall not be deemed to have been served. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

         SECTION 18.7 REPRODUCTION OF DOCUMENTS. This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, provided that the original is not in existence.

         SECTION 18.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute but one and the same Agreement.

         SECTION 18.9 SEVERABILITY. In the event any provision of this Agreement is held illegal, void or unenforceable, the balance shall remain in effect.

         SECTION 18.10 HEADINGS. Headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         SECTION 18.11 ENTIRE AGREEMENT. This Agreement (including all schedules, appendices, exhibits and attachments hereto) constitutes the entire Agreement between the parties with respect to the subject matter hereof.

         SECTION 18.12. EFFECT OF AMENDMENTS TO EXHIBITS AND SCHEDULES.
Any duly-authorized amendment to Exhibit A, Exhibit B, Schedule A, Schedule B, Schedule C or any other exhibit, amendment, appendix or addendum hereto shall be deemed to be an amendment to this Agreement solely with respect to the Custodian and the Trust (including its Portfolios) effected by such amendment, and not with respect to any Trust or Portfolio not effected thereby.

SECTION 18.13. EXECUTION OF DOCUMENTS, ETC.

         (a) Actions by the Trust. Upon request, the Trust shall execute and deliver to the Custodian such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the Custodian or any Foreign Sub-Custodian of their respective obligations hereunder, provided that the exercise by the Custodian or any Foreign Sub-Custodian of any such rights shall in all events be in compliance with the terms hereof.

         (b) Actions by Custodian. Upon receipt of Proper Instructions, the Custodian shall execute and deliver to the Trust or to such other parties as the Trust may designate in such Proper Instructions, all such documents, instruments or agreements as may be reasonable in order to effectuate the transactions contemplated hereby.

         SECTION 18.14. SCOPE OF TRUST'S OBLIGATIONS. A copy of each Trust's Declaration of Trust of is on file with the Secretary of State of The Commonwealth of Massachusetts. The Custodian acknowledges that the obligations of or arising out of this Agreement with respect to a Trust are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Custodian further acknowledges that the assets and liabilities of each Portfolio are separate and distinct, and that the obligations of or arising out of this Agreement are binding solely upon the assets or property of the Portfolio on behalf of which the Trust has executed this instrument. The Custodian also agrees that the obligations of each Trust and Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and agrees not to proceed against any Trust or Portfolio for the obligations of another Trust or Portfolio.

         SECTION 18.15 SHAREHOLDER COMMUNICATIONS ELECTION. SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Trust to indicate whether it authorizes the Custodian to provide the Trust's name, address, and share position to requesting companies whose securities the Trust owns. If the Trust tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Trust tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Trust as consenting to disclosure of this information for all securities owned by the Trust or any monies or accounts established by the Trust. For the Trust's protection, the Rule prohibits the requesting company from using the Trust's name and address for any purpose other than corporate communications. Please indicate below whether the Trust consents or objects by checking one of the alternatives below.

         YES [ ] The Custodian is authorized to release the Trust's name, address, and share positions.

         NO [X] The Custodian is not authorized to release the Trust's name, address, and share positions.


         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of July 2, 2001 .


EACH OF THE ENTITIES SET FORTH ON         ATTESTED TO BY:
EXHIBIT A HERETO

By:     JAMES O. YOST                     By:    JAMES R. BORDEWICK, JR.
        -----------------------------            -------------------------------

Name:   James O. Yost                     Name:  James R. Bordewick, Jr.
        -----------------------------            -------------------------------

Title:  Treasurer                         Title: Assistant Secretary
        -----------------------------            -------------------------------

STATE STREET BANK AND TRUST COMPANY       ATTESTED TO BY:

By:     JOSEPH L. HOOLEY                  By:    KEVIN L. COURTNEY
        -----------------------------            -------------------------------

Name:   Joseph L. Hooley                  Name:  Kevin L. Courtney
        -----------------------------            -------------------------------

Title:  Executive Vice President          Title: Vice President
        -----------------------------            -------------------------------

                                                        As of July 2, 2001

Exhibit A to Custodian Contract
-------------------------------------------------------------------------------------------------
          Name of Trust/Portfolio              State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
I.   MFS Family of Funds
     MFS Series Trust I:
     Managed Sectors Fund (MMS)                                                 (check)
------------------------------------------------------------------------------------------------
     Cash Reserve Fund (MCF)                            N/A                       N/A
-------------------------------------------------------------------------------------------------
     Global Asset Allocation Fund (MAA)                                         (check)
-------------------------------------------------------------------------------------------------
     Strategic Growth Fund (AGF)                      (check)
-------------------------------------------------------------------------------------------------
     Research Gr. and Inc. Fund (RGI)                 (check)
-------------------------------------------------------------------------------------------------
     Value Fund (EIF)                                 (check)
-------------------------------------------------------------------------------------------------
     Core Growth Fund (CGF)                           (check)
-------------------------------------------------------------------------------------------------
     New Discovery Fund (NDF)                         (check)
-------------------------------------------------------------------------------------------------
     Technology Fund (SCT)                            (check)
-------------------------------------------------------------------------------------------------
     Research International Fund (RIF)                (check)
-------------------------------------------------------------------------------------------------
     Global Telecommunications (GTF)                  (check)
-------------------------------------------------------------------------------------------------
     Japan Equity (MJE)                               (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust II:
-------------------------------------------------------------------------------------------------
     Emerging Growth Fund (MEG)                                                 (check)
-------------------------------------------------------------------------------------------------
     Large Cap Growth Fund (MCG)                                                (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust III:
-------------------------------------------------------------------------------------------------
     High Income Fund (MFH)                                                     (check)
-------------------------------------------------------------------------------------------------
     High Yield Opportunities Fund (HYO)              (check)
-------------------------------------------------------------------------------------------------
     Municipal High Income Fund (MMH)                   N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust IV:
-------------------------------------------------------------------------------------------------
     Money Market Fund (MMM)                            N/A                       N/A
-------------------------------------------------------------------------------------------------
     Gov't. Money Mkt. Fund (MMG)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     Municipal Bond Fund (MMB)                          N/A                       N/A
-------------------------------------------------------------------------------------------------
     Mid Cap Growth Fund (OTC)                                                  (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust V:
-------------------------------------------------------------------------------------------------
     Total Return Fund (MTR)                                                    (check)
-------------------------------------------------------------------------------------------------
     Research Fund (MFR)                                                        (check)
-------------------------------------------------------------------------------------------------
     Int'l New Discovery Fund (MIO)                   (check)
-------------------------------------------------------------------------------------------------
     Int'l Strategic Growth Fund (MGR)                (check)
-------------------------------------------------------------------------------------------------
     Int'l Value Fund (MIV)                           (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust VI:
-------------------------------------------------------------------------------------------------
     Global Total Return Fund (MWT)                                             (check)
-------------------------------------------------------------------------------------------------
     Utilities Fund (MMU)                                                       (check)
-------------------------------------------------------------------------------------------------
     Global Equity Fund (MWE)                                                   (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust VII:
       Global Governments Fund (MWG)                                            (check)
-------------------------------------------------------------------------------------------------
       Capital Opportunities Fund (MVF)                                         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Name of Trust/Portfolio              State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
     MFS Series Trust VIII:
-------------------------------------------------------------------------------------------------
     Strategic Income Fund (MSI)                                                (check)
-------------------------------------------------------------------------------------------------
     Global Growth Fund (WGF)                         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust IX:
-------------------------------------------------------------------------------------------------
     Bond Fund (MFB)                                                            (check)
-------------------------------------------------------------------------------------------------
     Limited Maturity Fund (MLM)                                                (check)
-------------------------------------------------------------------------------------------------
     Municipal Ltd. Maturity Fund (MML)                 N/A                       N/A
-------------------------------------------------------------------------------------------------
     Research Bond Fund (RBF)                         (check)
-------------------------------------------------------------------------------------------------
     Intermediate Inv. Grade Bond Fd.(IBF)            (check)
-------------------------------------------------------------------------------------------------
     Emerging Opportunities Fund (MCV)                (check)
-------------------------------------------------------------------------------------------------
     Large Cap Value Fund (MLV)                       (check)
-------------------------------------------------------------------------------------------------
     High Quality Bond Fund (MQB)                     (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust X:
-------------------------------------------------------------------------------------------------
     Government Mortgage Fund (MGM)                     N/A                       N/A
-------------------------------------------------------------------------------------------------
     Emerging Markets Equity Fund (FEM)               (check)
-------------------------------------------------------------------------------------------------
     Int'l. Growth Fund (FGF)                         (check)
-------------------------------------------------------------------------------------------------
     Int'l .Investors Trust (FGI)                     (check)
-------------------------------------------------------------------------------------------------
     Strategic Value Fund (SVF)                       (check)
-------------------------------------------------------------------------------------------------
     Emerging Mkts. Debt Fund (EMD)                   (check)
-------------------------------------------------------------------------------------------------
     Income Fund (MIY)                                (check)
-------------------------------------------------------------------------------------------------
     European Equity Fund (MEQ)                       (check)
-------------------------------------------------------------------------------------------------
     High Yield Fund (MHT)                            (check)
-------------------------------------------------------------------------------------------------
     Concentrated Growth Fund (MCN)                   (check)
-------------------------------------------------------------------------------------------------
     New Endeavor Fund (NEF)                          (check)
-------------------------------------------------------------------------------------------------
     Multi Cap Growth Fund (MPF)                      (check)
-------------------------------------------------------------------------------------------------
     Fundamental Growth Fund (FDG)                    (check)
-------------------------------------------------------------------------------------------------
     Gemini Large Cap U.S. Fund (GSF)                 (check)
-------------------------------------------------------------------------------------------------
     Gemini U.K. Fund (GKF)                           (check)
-------------------------------------------------------------------------------------------------
     International ADR Fund (IAF)                     (check)
-------------------------------------------------------------------------------------------------
     Global Conservative Equity Fund (GOF)                                      (check)
-------------------------------------------------------------------------------------------------
     International Core Equity Fund(ICF)              (check)
-------------------------------------------------------------------------------------------------
     Global Health Sciences Fund (MGH)                                          (check)
-------------------------------------------------------------------------------------------------
     Emerging Companies Fund (ECF)                                              (check)
-------------------------------------------------------------------------------------------------
     Select Growth Fund (SRF)                                                   (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust XI:
-------------------------------------------------------------------------------------------------
     Union Standard Equity Fund (UNE)                 (check)
-------------------------------------------------------------------------------------------------
     Vertex Contrarian Fund (VCF)                     (check)
-------------------------------------------------------------------------------------------------
     Vertex International Fund (VXI)                  (check)
-------------------------------------------------------------------------------------------------
     Mid Cap Value Fund (MDF)                         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Municipal Series Trust:
-------------------------------------------------------------------------------------------------
     AL Municipal Bond Fund (MAL)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     AR Municipal Bond Fund (MAR)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     CA Municipal Bond Fund (MCA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     FL Municipal Bond Fund (MFL)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     GA Municipal Bond Fund (MGA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Name of Trust/Portfolio              State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
     MD Municipal Bond Fund (MMD)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     MA Municipal Bond Fund (MMA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     MS Municipal Bond Fund (MMP)                       N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Name of Trust/Portfolio              State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
     MFS Municipal Series Trust (cont.):
-------------------------------------------------------------------------------------------------
     NY Municipal Bond Fund (MNY)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     NC Municipal Bond Fund (MNC)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     PA Municipal Bond Fund (MPA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     SC Municipal Bond Fund (MSC)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     TN Municipal Bond Fund (MTN)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     VA Municipal Bond Fund (MVA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     WV Municipal Bond Fund (MWV)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     Municipal Income Fund (MMI)                        N/A                       N/A
-------------------------------------------------------------------------------------------------
     N.Y. High Income Tax Free Fund (NYT)               N/A                       N/A
-------------------------------------------------------------------------------------------------
     Mass. High Income Tax Free Fund (MAT)              N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     Stand-Alone Funds:
     Growth Opportunities Fund (MGO)                                            (check)
-------------------------------------------------------------------------------------------------
     Government Securities Fund (MGS)                   N/A                       N/A
-------------------------------------------------------------------------------------------------
     MA Investors Gr. Stock Fund (MIG)                                          (check)
-------------------------------------------------------------------------------------------------
     Gov't. Ltd. Maturity Fund (MGL)                    N/A                       N/A
-------------------------------------------------------------------------------------------------
     MA Investors Trust (MIT)                         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
II.  MFS Closed-End Funds
-------------------------------------------------------------------------------------------------
     Municipal Income Trust (MFM)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     Multimarket Income Trust (MMT)                                             (check)
-------------------------------------------------------------------------------------------------
     Gov't. Mkts. Income Trust (MGF)                                            (check)
-------------------------------------------------------------------------------------------------
     Intermediate Income Trust (MIN)                  (check)
-------------------------------------------------------------------------------------------------
     Charter Income Trust (MCR)                       (check)
-------------------------------------------------------------------------------------------------
     Special Value Trust (MFV)                                                  (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
III. MFS Institutional Funds
-------------------------------------------------------------------------------------------------
     MFS Institutional Trust (MFSIT):
-------------------------------------------------------------------------------------------------
     Inst. Emerging Equities Fund (MEE)                                         (check)
-------------------------------------------------------------------------------------------------
     Inst. International Equity Fund (IIE)            (check)
-------------------------------------------------------------------------------------------------
     Inst. Mid Cap Growth Fund (IMC)                  (check)
-------------------------------------------------------------------------------------------------
     Inst. Research Fund (IRF)                        (check)
-------------------------------------------------------------------------------------------------
     Inst. Core Equity Fund (ICE)                     (check)
-------------------------------------------------------------------------------------------------
     Inst. Large Cap Grth. Fund (ILC)                 (check)
-------------------------------------------------------------------------------------------------
     Inst. High Yield Fund (IHY)                      (check)
-------------------------------------------------------------------------------------------------
     Inst. Large Cap Value Fund (ILV)                 (check)
-------------------------------------------------------------------------------------------------
     Inst. Int'l Research Equity Fund (IRE)           (check)
-------------------------------------------------------------------------------------------------
     Inst. Real Estate Investment Fund (IRT)          (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Variable Insurance Trust (MVI):
-------------------------------------------------------------------------------------------------
     Emerging Growth Series (VEG)                                               (check)
-------------------------------------------------------------------------------------------------
     Capital Opportunities Series (VVS)                                         (check)
-------------------------------------------------------------------------------------------------
     Research Series (VFR)                                                      (check)
-------------------------------------------------------------------------------------------------
     Investors Trust Series (VGI)                                               (check)
-------------------------------------------------------------------------------------------------
     Total Return Series (VTR)                                                  (check)
-------------------------------------------------------------------------------------------------
     Utilities Series (VUF)                                                     (check)
-------------------------------------------------------------------------------------------------
     High Income Series (VHI)                                                   (check)
-------------------------------------------------------------------------------------------------
     Global Governments Series (VWG)                                            (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Name of Trust/Portfolio              State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
     Bond Series (VFB)                                                          (check)
-------------------------------------------------------------------------------------------------
     Money Market Series (VMM)                          N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Name of Trust/Portfolio              State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
     MFS Variable Insurance Trust (cont'd):
-------------------------------------------------------------------------------------------------
     New Discovery Series (VND)                       (check)
-------------------------------------------------------------------------------------------------
     Investors Growth Stock Series (VGS)              (check)
-------------------------------------------------------------------------------------------------
     Global Equity Series (VGE)                       (check)
-------------------------------------------------------------------------------------------------
     Mid Cap Growth Series (VMG)                      (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
IV.  MFS/Sun Life Series Trust
-------------------------------------------------------------------------------------------------
     Capital Appreciation Series (CAS)                                          (check)
-------------------------------------------------------------------------------------------------
     Mass. Investors Trust Series (CGS)                                         (check)
-------------------------------------------------------------------------------------------------
     Gov't. Securities Series (GSS)                     N/A                       N/A
-------------------------------------------------------------------------------------------------
     Global Governments Series (WGS)                                            (check)
-------------------------------------------------------------------------------------------------
     High Yield Series (HYS)                                                    (check)
-------------------------------------------------------------------------------------------------
     Managed Sectors Series (MSS)                                               (check)
-------------------------------------------------------------------------------------------------
     Money Market Series (MKS)                          N/A                       N/A
-------------------------------------------------------------------------------------------------
     Total Return Series (TRS)                                                  (check)
-------------------------------------------------------------------------------------------------
     Utilities Series (UTS)                                                     (check)
-------------------------------------------------------------------------------------------------
     Global Growth Series (WGO)                       (check)
-------------------------------------------------------------------------------------------------
     Research Series (RES)                                                      (check)
-------------------------------------------------------------------------------------------------
     Global Asst. Allocation Series (AAS)                                       (check)
-------------------------------------------------------------------------------------------------
     Global Total Return Series (WTS)                                           (check)
-------------------------------------------------------------------------------------------------
     Emerging Growth Series (EGS)                                               (check)
-------------------------------------------------------------------------------------------------
     Intl'. Investors Trust Series (FCG)              (check)
-------------------------------------------------------------------------------------------------
     Int'l. Growth Series (FCI)                       (check)
-------------------------------------------------------------------------------------------------
     Emerging Markets Equity Series (FCE)             (check)
-------------------------------------------------------------------------------------------------
     Capital Opportunity Series (VAL)                 (check)
-------------------------------------------------------------------------------------------------
     Res. Gr. and Inc. Series (RGS)                   (check)
-------------------------------------------------------------------------------------------------
     Bond Series (BDS)                                (check)
-------------------------------------------------------------------------------------------------
     Value Series (EIS)                               (check)
-------------------------------------------------------------------------------------------------
     Mass. Inv. Grth. Stk. Ser. (MIS)                 (check)
-------------------------------------------------------------------------------------------------
     New Discovery Series (NWD)                       (check)
-------------------------------------------------------------------------------------------------
     Research Int'l Series (RSS)                      (check)
-------------------------------------------------------------------------------------------------
     Strategic Income Series (SIS)                    (check)
-------------------------------------------------------------------------------------------------
     Strategic Growth Series (SGS)                    (check)
-------------------------------------------------------------------------------------------------
     Technology Series (TKS)                          (check)
-------------------------------------------------------------------------------------------------
     Mid Cap Growth Series (MCS)                                                (check)
-------------------------------------------------------------------------------------------------
     Global Telecommunications Series (GLS)                                     (check)
-------------------------------------------------------------------------------------------------
     Global Health Services Series (GHS)              (check)
-------------------------------------------------------------------------------------------------
     International New Discovery Series (IDS)         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
V.   Compass Products
-------------------------------------------------------------------------------------------------
     Cap. Appreciation Var. Acct. (CAVA)                                        (check)
-------------------------------------------------------------------------------------------------
     Gov't. Securities Var. Acct. (GSVA)                N/A                       N/A
-------------------------------------------------------------------------------------------------
     Global Gov'ts. Var. Acct. (WGVA)                                           (check)
-------------------------------------------------------------------------------------------------
     High Yield Variable Acct. (HYVA)                                           (check)
-------------------------------------------------------------------------------------------------
     Managed Sectors Var. Acct. (MSVA)                                          (check)
-------------------------------------------------------------------------------------------------
     Money Mkt. Variable Acct.(MMVA)                    N/A                       N/A
-------------------------------------------------------------------------------------------------
     Total Return Variable Acct. (TRVA)                                         (check)
-------------------------------------------------------------------------------------------------

                                                                      SCHEDULE A
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                Subcustodian

Argentina              Citibank, N.A.

Australia              Westpac Banking Corporation

Austria                Erste Bank der Osterreichischen
                       Sparkassen AG

Bahrain                HSBC Bank Middle East
                       (as delegate of The Hongkong and
                       Shanghai Banking Corporation Limited)

Bangladesh             Standard Chartered Bank

Belgium                Fortis Bank nv-sa

Bermuda                The Bank of Bermuda Limited

Bolivia                Citibank, N. A.

Botswana               Barclays Bank of Botswana Limited

Brazil                 Citibank, N.A.

Bulgaria               ING Bank N.V.

Canada                 State Street Trust Company Canada

Chile                  BankBoston, N.A.

People's Republic      The Hongkong and Shanghai
of China               Banking Corporation Limited,
                       Shanghai and Shenzhen branches

Colombia               Cititrust Colombia S.A. Sociedad Fiduciaria

                                                                      SCHEDULE A
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                Subcustodian

Costa Rica             Banco BCT S.A.

Croatia                Privredna Banka Zagreb d.d

Cyprus                 The Cyprus Popular Bank Ltd.

Czech Republic         Ceskoslovenska Obchodni
                       Banka, A.S.

Denmark                Danske Bank A/S

Ecuador                Citibank, N.A.

Egypt                  Egyptian British Bank S.A.E.
                       (as delegate of The Hongkong and
                       Shanghai Banking Corporation Limited)

Estonia                Hansabank

Finland                Merita Bank Plc.

France                 BNP Paribas, S.A.

Germany                Dresdner Bank AG

Ghana                  Barclays Bank of Ghana Limited

Greece                 National Bank of Greece S.A.

Hong Kong              Standard Chartered Bank

Hungary                Citibank Rt.

Iceland                Icebank Ltd.

                                                                      SCHEDULE A
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                Subcustodian

India                  Deutsche Bank AG

                       The Hongkong and Shanghai
                       Banking Corporation Limited

Indonesia              Standard Chartered Bank

Ireland                Bank of Ireland

Israel                 Bank Hapoalim B.M.

Italy                  BNP Paribas, Italian Branch

Ivory Coast            Societe Generale de Banques
                       en Cote d'Ivoire

Jamaica                Scotiabank Jamaica Trust and Merchant
                       Bank Ltd.

Japan                  The Fuji Bank, Limited

                       The Sumitomo Bank, Limited

Jordan                 HSBC Bank Middle East
                       (as delegate of The Hongkong and
                       Shanghai Banking Corporation Limited)

Kazakhstan             HSBC Bank Kazakhstan

Kenya                  Barclays Bank of Kenya Limited

Republic of Korea      The Hongkong and Shanghai Banking
                       Corporation Limited

Latvia                 A/s Hansabanka

                                                                      SCHEDULE A
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                Subcustodian

Lebanon                HSBC Bank Middle East
                       (as delegate of The Hongkong and
                       Shanghai Banking Corporation Limited)

Lithuania              Vilniaus Bankas AB

Malaysia               Standard Chartered Bank Malaysia Berhad

Mauritius              The Hongkong and Shanghai
                       Banking Corporation Limited

Mexico                 Citibank Mexico, S.A.

Morocco                Banque Commerciale du Maroc

Namibia                Standard Bank Namibia Limited

Netherlands            Fortis Bank (Nederland) N.V.

New Zealand            ANZ Banking Group (New Zealand) Limited

Nigeria                Stanbic Merchant Bank Nigeria Limited

Norway                 Christiania Bank og Kreditkasse ASA

Oman                   HSBC Bank Middle East
                       (as delegate of The Hongkong and
                       Shanghai Banking Corporation Limited)

Pakistan               Deutsche Bank AG

Palestine              HSBC Bank Middle East
                       (as delegate of The Hongkong and
                       Shanghai Banking Corporation Limited)

Panama                 BankBoston, N.A.

                                                                      SCHEDULE A
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                Subcustodian

Peru                   Citibank, N.A.

Philippines            Standard Chartered Bank

Poland                 Bank Handlowy w Warszawie S.A.

Portugal               Banco Comercial Portugues

Qatar                  HSBC Bank Middle East
                       (as delegate of The Hongkong and
                       Shanghai Banking Corporation Limited)

Romania                ING Bank N.V.

Russia                 Credit Suisse First Boston AO - Moscow
                       (as delegate of Credit Suisse
                       First Boston - Zurich)

Singapore              The Development Bank of Singapore Limited

Slovak Republic        Eeskoslovenska Obchodni Banka, A.S.

Slovenia               Bank Austria Creditanstalt d.d. - Ljubljana

South Africa           Standard Bank of South Africa Limited

Spain                  Banco Santander Central Hispano S.A.

Sri Lanka              The Hongkong and Shanghai
                       Banking Corporation Limited

Swaziland              Standard Bank Swaziland Limited

Sweden                 Skandinaviska Enskilda Banken

                                                                      SCHEDULE A
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                Subcustodian

Switzerland            UBS AG

Taiwan - R.O.C.        Central Trust of China

Thailand               Standard Chartered Bank

Trinidad & Tobago      Republic Bank Limited

Tunisia                Banque Internationale Arabe de Tunisie

Turkey                 Citibank, N.A.

Ukraine                ING Bank Ukraine

United Kingdom         State Street Bank and Trust Company,
                       London Branch

Uruguay                BankBoston, N.A.

Venezuela              Citibank, N.A.

Vietnam                The Hongkong and Shanghai
                       Banking Corporation Limited

Zambia                 Barclays Bank of Zambia Limited

Zimbabwe               Barclays Bank of Zimbabwe Limited

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                Depositories

Argentina              Caja de Valores S.A.

Australia              Austraclear Limited

                       Reserve Bank Information and
                       Transfer System

Austria                Oesterreichische Kontrollbank AG
                       (Wertpapiersammelbank Division)

Belgium Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

                       Banque Nationale de Belgique

Brazil                 Companhia Brasileira de Liquidacao e Custodia

                       Sistema Especial de Liquidacao e de Custodia (SELIC)

                       Central de Custodia e de Liquidacao Financeira de Titulos Privados (CETIP)

Bulgaria               Central Depository AD

                       Bulgarian National Bank

Canada                 Canadian Depository for Securities Limited

Chile                  Deposito Central de Valores S.A.

People's Republic      Shanghai Securities Central Clearing &
of China               Registration Corporation

                       Shenzhen Securities Central Clearing Co., Ltd.

Colombia               Deposito Centralizado de Valores

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                Depositories

Costa Rica             Central de Valores S.A.

Croatia                Ministry of Finance

                       National Bank of Croatia

                       Sredisnja Depozitarna Agencija d.d.

Czech Republic         Stredisko cennych papiru

                       Czech National Bank

Denmark                Vaerdipapircentralen (Danish Securities Center)

Egypt                  Misr for Clearing, Settlement, and Depository

Estonia                Eesti Vaartpaberite Keskdepositoorium

Finland                Finnish Central Securities Depository

France                 Euroclear France

Germany                Clearstream Banking AG, Frankfurt

Greece                 Bank of Greece,
                       System for Monitoring Transactions in
                       Securities in Book-Entry Form

                       Apothetirion Titlon AE - Central Securities Depository

Hong Kong              Central Clearing and Settlement System

                       Central Moneymarkets Unit

Hungary                Kozponti Elszamolohaz es Ertektar
                       (Budapest) Rt. (KELER)

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                Depositories

India                  National Securities Depository Limited

                       Central Depository Services India Limited

                       Reserve Bank of India

Indonesia              Bank Indonesia

                       PT Kustodian Sentral Efek Indonesia

Israel                 Tel Aviv Stock Exchange Clearing
                       House Ltd. (TASE Clearinghouse)

Italy                  Monte Titoli S.p.A.

Ivory Coast            Depositaire Central - Banque de Reglement

Jamaica                Jamaica Central Securities Depository

Japan                  Japan Securities Depository Center (JASDEC)
                       Bank of Japan Net System

Kazakhstan             Central Depository of Securities

Kenya                  Central Bank of Kenya

Republic of Korea      Korea Securities Depository

Latvia                 Latvian Central Depository

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                Depositories

Lebanon                Custodian and Clearing Center of
                       Financial Instruments for Lebanon
                       and the Middle East (Midclear) S.A.L.

                       Banque du Liban

Lithuania              Central Securities Depository of Lithuania

Malaysia               Malaysian Central Depository Sdn. Bhd.

                       Bank Negara Malaysia,
                       Scripless Securities Trading and Safekeeping System

Mauritius              Central Depository and Settlement Co. Ltd.

                       Bank of Mauritius

Mexico                 S.D. INDEVAL
                       (Instituto para el Deposito de Valores)

Morocco                Maroclear

Netherlands            Nederlands Centraal Instituut voor
                       Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand            New Zealand Central Securities
                       Depository Limited

Nigeria                Central Securities Clearing System Limited

Norway                 Verdipapirsentralen (Norwegian Central
                       Securities Depository)

Oman                   Muscat Depository & Securities
                       Registration Company, SAOC

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                Depositories

Pakistan               Central Depository Company of Pakistan Limited

                       State Bank of Pakistan

Palestine              Clearing Depository and Settlement, a department
                       of the Palestine Stock Exchange

Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A

Philippines            Philippine Central Depository, Inc.

                       Registry of Scripless Securities
                       (ROSS) of the Bureau of Treasury

Poland                 National Depository of Securities
                       (Krajowy Depozyt Papierow Wartosciowych SA)

                       Central Treasury Bills Registrar

Portugal               Central de Valores Mobiliarios

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania                National Securities Clearing, Settlement and
                       Depository Company

                       Bucharest Stock Exchange Registry Division

                       National Bank of Romania

Singapore              Central Depository (Pte) Limited

                       Monetary Authority of Singapore

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                Depositories

Slovak Republic        Stredisko cennych papierov

                       National Bank of Slovakia

Slovenia               Klirinsko Depotna Druzba d.d.

South Africa           Central Depository Limited

                       Share Transactions Totally Electronic
                       (STRATE) Ltd.

Spain                  Servicio de Compensacion y
                       Liquidacion de Valores, S.A.

                       Banco de Espana, Central de Anotaciones en Cuenta

Sri Lanka              Central Depository System (Pvt) Limited

Sweden                 Vardepapperscentralen  VPC AB
                       (Swedish Central Securities Depository)

Switzerland            SegaIntersettle AG (SIS)

Taiwan - R.O.C.        Taiwan Securities Central Depository Co., Ltd.

Thailand               Thailand Securities Depository Company Limited

Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres

Turkey                 Takas ve Saklama Bankasi A.S. (TAKASBANK)

                       Central Bank of Turkey

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                Depositories

Ukraine                National Bank of Ukraine

United Kingdom         Central Gilts Office and
                       Central Moneymarkets Office

Venezuela              Banco Central de Venezuela

Zambia                 LuSE Central Shares Depository Limited

                       Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG

                                   SCHEDULE C

                               MARKET INFORMATION

Publication/Type of Information            Brief Description
(scheduled frequency)

The Guide to Custody in World    An overview of settlement and safekeeping
Markets (hardcopy annually and   procedures, custody practices and foreign
regular website updates)         investor considerations for the markets in
                                 which State Street offers custodial services.

Global Custody Network Review    Information relating to Foreign
(annually)                       Sub-Custodians in State Street's Global
                                 Custody Network. The Review stands as an integral part of the materials that State
                                 Street provides to its U.S. mutual fund
                                 clients to assist them in complying with SEC
                                 Rule 17f-5. The Review also gives insight into State Street's market expansion and Foreign Sub-Custodian selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign Sub-Custodian banks.

Securities Depository Review     Custody risk analyses of the Foreign
(annually)                       Securities Depositories presently operating
                                 in Network markets. This publication is an integral part of the materials that State
                                 Street provides to its U.S. mutual fund
                                 clients to meet informational obligations created by SEC Rule 17f-7.

Global Legal Survey              With respect to each market in which State
(annually)                       Street offers custodial services, opinions
                                 relating to whether local law restricts (i) access of a fund's independent public accountants to books and records of a Foreign
                                 Sub-Custodian or Foreign Securities System,
                                 (ii) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign
                                 Sub-Custodian or Foreign Securities System,
                                 (iii) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements          Copies of the contracts that State Street has
(annually)                       entered into with each Foreign Sub-Custodian
                                 that maintains U.S. mutual fund assets in the markets in which State Street offers custodial services.

Global Market Bulletin           Information on changing settlement and
(daily or as necessary)          custody conditions in markets where State
                                 Street offers custodial services. Includes changes in market and tax regulations, depository developments, dematerialization information, as well as other market changes that may impact State Street's clients.

Foreign Custody Advisories       For those markets where State Street offers
(as necessary)                   custodial services that exhibit special risks
                                 or infrastructures impacting custody, State
                                 Street issues market advisories to highlight those unique market factors which might impact our ability to offer recognized custody service levels.

Material Change Notices          Informational letters and accompanying
(presently on a quarterly        materials confirming State Street's foreign
basis or as otherwise necessary) custody arrangements, including a summary of material changes with Foreign Sub-Custodians that have occurred during the previous quarter. The notices also identify any material changes in the custodial risks associated with maintaining assets with
                                 Foreign Securities Depositories.

Addendum 5.10 Tax Reclaims

Tax Reclaim Countries for MFS (US Mutual Fund)

Austria
Belgium
Denmark
Estonia
France
Germany
Greece (dependent on date debt was issued)
Ireland
Luxembourg
Portugal
Spain
Switzerland
United Kingdom